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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 2 TO

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2003

                                ----------------

                                 SCANSOFT, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                        000-27038                94-3156479
-----------------------------          -------------         -------------------
(STATE OR OTHER JURISDICTION            (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                  FILE NUMBER)         IDENTIFICATION NO.)

                               9 Centennial Drive

                          Peabody, Massachusetts 01960
                         ------------------------------

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (978) 977-2000

                                      N.A.
         ---------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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     On August 22, 2003, ScanSoft, Inc. (the "Registrant" or the "Company")
filed a current report on Form 8-K to report the completion of its acquisition of SpeechWorks International, Inc. ("SpeechWorks"). On October 16, 2003, the Company filed amendment no. 1 to the original current report on Form 8-K, and thereby amended Item 7 thereof to include certain financial statements and pro forma information. By this amendment to such Form 8-K, the Registrant hereby further amends and restates such current report on Form 8-K/A as set forth herein.

Item 4.02

     During the second quarter of fiscal 2004, as a result of information obtained in the resolution of a customer dispute, the Audit Committee of ScanSoft commenced an investigation of certain transactions recorded in the historical financial statements of SpeechWorks. As a result of the investigation, which was completed on or about August 9, 2004, ScanSoft identified several transactions which were not recorded in accordance with generally accepted accounting principles and accordingly, determined to restate the financial statements of SpeechWorks for fiscal years 2000, 2001, and 2002 and for the first six months of fiscal 2003. The individuals involved in these transactions are former officers of SpeechWorks and are no longer employed by or affiliated with ScanSoft. The following is a summary of the transactions that the Audit Committee concluded, in consultation with its independent advisors and its auditors, necessitated the restatement:

     In one transaction in which $900,000 of license fees were recorded as revenue during the first quarter of fiscal 2001, which under SpeechWorks' revenue recognition policy would have required delivery to end users, information obtained in the investigation caused ScanSoft to conclude that the sale of licenses to a customer were not intended to be and were not sold through or delivered to end users. Rather, the sale was made in return for SpeechWorks' concurrent amendment to the exercise provisions of a warrant to purchase its common stock held by the customer. As a result, what was originally reported as license fees should have been reported as equity. In a second set of transactions, information obtained in the investigation again caused ScanSoft to conclude that certain licenses were not sold through or delivered to end users at the time that the revenue was recorded by SpeechWorks. As a result, license fees totalling $2,000,000, or $1,000,000, $500,000 and $500,000 in the second, third and fourth quarters of 2001, respectively, should have been reported as deferred revenue and recorded as license revenue when sold through to end users in later periods. This correction resulted in the reduction of revenue for each of the three quarters and full year in 2001 as stated above and incremental license revenue of $301,000, $40,000 and $118,000 in the second, third and fourth quarters of fiscal 2002 ($459,000 for the year ended December 31, 2002); and $138,000 and $259,000 in the three and six month periods ended June 30, 2003.

     ScanSoft also identified two transactions with the customer which were not originally accounted for under the provisions of Accounting Principles Board Opinion No. 29, Accounting for Nonmonetary Transactions ("APB No. 29"). Information obtained in the investigation caused ScanSoft to conclude that these transactions should have been accounted for under APB No. 29. Upon evaluation of the facts and circumstances surrounding the transactions, ScanSoft concluded that the transactions did not meet the requirements of APB No. 29, and therefore the transactions should have been recorded at cost which would has resulted in reduction of license revenue of $1,037,000 in the year ended December 31, 2000 and reduction of cost of goods sold and a corresponding increase to prepaid and other current assets of $478,000 and $559,000 in the years ended December 31, 2000 and 2001, respectively.

     In addition, the restatement reflects the adjustment to correct the recognition of revenue and classification of costs associated with a transaction recorded under the percentage of completion method of accounting for which the total costs to complete were not properly reflected in the estimates to complete by SpeechWorks in the historical financial statements. As a result, revenue has been reduced by $601,000 in the year ended December 31, 2001; $664,000 in the year ended December 31, 2002; $188,000 and $587,000 in the three and six months ended June 30, 2002; and $20,000 and $78,000 in the three and six months ended June 30, 2003.

     (b) and (c)    Not applicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

(1) The restated historical consolidated financial statements of SpeechWorks including SpeechWorks' consolidated balance sheet at December 31, 2002 and 2001, the consolidated statements of operations, of cash flows and of changes in redeemable convertible preferred stock and stockholders' equity for each of the years ended December 31, 2002, 2001 and 2000 are being filed as Exhibit 99.2 to this Form 8-K/A (and are included herein).

(2) The restated unaudited historical consolidated financial statements of SpeechWorks including SpeechWorks' unaudited consolidated balance sheet at June 30, 2003, the unaudited consolidated statements of operations for the three and six months ended June 30, 2003 and 2002, and the unaudited consolidated statements of cash flows for the six months ended June 30, 2003 and 2002 are being filed as Exhibit 99.3 to this Form 8-K/A (and are included herein).

(b) Pro forma financial information.

(1) The restated unaudited pro forma combined financial statements of ScanSoft, Inc. as of and for the six months ended June 30, 2003 and for the year ended December 31, 2002 giving effect to the acquisition as a purchase of SpeechWorks by ScanSoft are being filed as Exhibit 99.4 to this Form 8-K/A (and are included herein).

(c) Exhibits.

2.1# Agreement and Plan of Reorganization dated as of April 23, 2003, by and among ScanSoft, Inc., Spiderman Acquisition Corporation and SpeechWorks International, Inc. (incorporated by reference from Appendix A to ScanSoft's Registration Statement on Form S-4, as amended (File No. 333-106184)).

23.1  Consent of PricewaterhouseCoopers LLP.

99.1# Press Release issued by ScanSoft, Inc. on August 12, 2003.

99.2 SpeechWorks International, Inc. Consolidated Financial Statements (as restated).

99.3 SpeechWorks International, Inc. Unaudited Consolidated Financial Statements (as restated).

99.4  Unaudited Pro Forma Combined Financial Statements (as restated).

# Previously Filed

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SCANSOFT, INC.

                                    By: /s/ David A. Gerth
                                        ----------------------------------------
                                        David A. Gerth, Chief Financial Officer

Date: August 27, 2004

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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
2.1#           Agreement and Plan of Reorganization dated as of April 23, 2003, by and among ScanSoft, Inc., Spiderman Acquisition Corporation and SpeechWorks International, Inc. (incorporated by reference from Appendix A to ScanSoft's Registration Statement on Form S-4,
               as amended (File No. 333-106184)).

23.1           Consent of PricewaterhouseCoopers LLP.

99.1#          Press Release issued by ScanSoft, Inc. on August 12, 2003.

99.2           SpeechWorks International, Inc. Consolidated Financial
               Statements (as restated).

99.3           SpeechWorks International, Inc. Unaudited Consolidated Financial
               Statements (as restated).

99.4           Unaudited Pro Forma Combined Financial Statements (as restated).

# Previously Filed

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